Exhibit 10.3

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT NO. 2

TO

the Manufacturing Services Agreement
(the “Agreement”)

effective April 30, 2014

between

Lonza Sales Ltd

and

SciClone Pharmaceuticals International Ltd

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIS AMENDMENT is made the 22nd of, July 2015 (the "Amendment Effective Date")

BETWEEN

Lonza Sales Ltd, of Munchensteinerstrasse 38, CH-4002 Basel, Switzerland (“Lonza"),

and

SciClone Pharmaceuticals International Ltd., Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands, USA (“Customer”)

WHEREAS

A.	Customer and Lonza are parties to an agreement effective April 30, 2014 as amended (the "Agreement"), under which Lonza is required to perform Services, and
B.	Customer would like Lonza to carry out additional activities under the Agreement, and
C.	Lonza is prepared to perform the additional activities; and
D.	the Parties are desirous of further amending the Agreement to reflect the agreed upon changes in the Services and the pricing therefore.

NOW THEREFORE in consideration of the above premises and the mutual covenants herein it is agreed hereby by the parties to amend the Agreement to include performance of the additional Services and the pricing therefore as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings afforded to them in the Agreement.

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.	The Agreement shall be amended to include the additional Services contained in Exhibit A and the parties agree that Lonza shall perform these detailed activities at the direction of the Customer.
2.	Remainder of Agreement. Except as modified by this Amendment all other terms and conditions of the Agreement as previously amended shall remain in full force and effect.
3.

Entire Agreement. This Amendment and the Agreement supersede all other prior agreements, understandings, representations and warranties, oral or written between the parties hereto in respect of the subject matter hereof.

IN WITNESS WHEREOF the parties have caused this Amendment No. 2 to be executed by their representatives thereunto duly authorised as of the dates below, effective as of the Effective Date.

Signed for and on behalf of	/s/ Fabrice Gachot; /s/ Nadia Zieger
LONZA SALES LTD	TITLE: Director; Senior Legal Counsel
DATE: 22 July 2015

Signed for and on behalf of	/s/ Friedhelm Blobel
SCICLONE PHARMACEUTICALS INTERNATIONAL LTD	TITLE: Director
DATE: July 17, 2015

*** CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS EXHIBIT.  CONFIDENTIAL PORTIONS OF THIS EXHIBIT ARE DESIGNATED BY [***].  A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A:

[***]

[2 Pages Omitted]